National Penn Bancshares, Inc.

1st Quarter 2013

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN

Q1 2013 Highlights

Forbes 2013 BEST BANKS IN AMERICA

- Strong quarterly adjusted net income* of $0.16 per share; reported net loss of $0.12 per share
- Net interest margin expands to 3.49% from 3.46%
- Operating expense and asset quality focus continues
- Redemption of 7.85% TruPS completed
- $400 million of FHLB advances repaid and refinanced
- Second quarter cash dividend of $0.10 per common share declared

*Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Another Quarter of Consistent Earnings

Diluted earnings per share	**Q1 2013**
Net loss	$ (0.12)
Impact of:	
FHLB repayment	0.29
Gain on TruPS redemption	(0.01)
Adjusted net income*	**$ 0.16**



Adjusted Earnings Per Share*
$0.20
$0.15
$0.10
$0.05
$0.00
$0.16
$0.15
$0.17
$0.17
$0.16
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013



Adjusted ROAA*
1.20%
1.00%
0.80%
0.60%
0.40%
1.17%
1.14%
FY 2012
Q1 2013

*Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Managing Net Interest Margin



Net Interest Margin (FTE)
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.55%
3.48%
3.50%
3.46%
3.49%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013



Net Interest Income
($millions)
$80
$60
$40
$20
$0
$63.4
$61.6
Q4 2012
Q1 2013



Net Interest Income % Change for
200 bp Rate Increase
6%
5%
4%
3%
2%
1%
0%
4%
5%
1%
12/31/2010
12/31/2011
12/31/2012

NATIONAL PENN

Shift in Funding Mix Due to Restructuring of Long-Term Borrowings

Funding Shift Q1 2013		
Reduction in:	Long Term Borrowings	$(400MM)
Funded by:	Deposits	$275MM
	Structured Repos	$125MM

NATIONAL PENN

Prudently Managed Loan Growth



($millions)
Commercial Loans
$3,600
$3,400
$3,200
$3,000
$3,472
$3,483
$3,523
$3,530
$3,573
3% growth in commercial loans
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013



($millions)
Consumer Loans
$1,800
$1,600
$1,400
$1,200
$1,000
$1,730
$1,728
$1,734
$1,711
$1,677
3% decline in consumer loans
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,202
$5,211
$5,257
$5,241
$5,250
$347
$302
$296
$261
$243
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Classified Loans
Total Loans

NATIONAL PENN

Strong Asset Quality Sustained


Classified Loans
($millions)
$400
$300
$200
$100
$347
$302
$296
$261
$243
30% decline
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013


Provision for Loan Losses & Net Loan Charge-Offs
($millions)
$10.0
$7.5
$5.0
$2.5
$0.0
$7.2
$6.8
$5.1
$4.6
$5.3
$2.0
$2.0
$2.0
$2.0
$1.5
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Provision
Net Charge-Offs


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
199%
88%
Q1 2013
Peer Mean*


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.02%
1.94%
Q1 2013
Peer Mean*

* Peer mean as of 12/31/12. Refer to appendix for listing of peers.

NATIONAL PENN

Core Non-Interest Income*



Q1 2013
Insurance 14%
Deposits 35%
Banking-Other 14%
Wealth 29%
Mortgages 8%



FY 2012
Insurance 13%
Deposits 36%
Banking - Other 17%
Wealth 26%
Mortgages 8%

*Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Operating Expenses Continue to be Well-Controlled



($millions)
Operating Expenses* and Efficiency Ratio*
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$52.4
$52.3
$52.4
57.47%
56.40%
58.61%
Q1 2012
Q4 2012
Q1 2013
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
FDIC insurance
Efficiency Ratio

➢ **Operating expenses declined by 5% in 2012 and were stable in Q1 2013**

* Q1 2013 excludes FHLB extinguishment. Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Effective Tax Rate

Illustrative Impact of Q1 2013 FHLB Extinguishment and TruPS Redemption

	Q1 2013			2013 Annualized		
	Adjusted	Impact of TRuPS & FHLB Ext	Actual	Adjusted	Impact of TRuPS & FHLB Ext	Actual
Pre-tax income	$ 31	$ (63)	$ (32)	$ 125	$ (63)	$ 62
Permanent differences	(9)		(9)	(38)		(38)
Taxable income (loss)	22	(63)	(41)	87	(63)	24
Tax rate	**35%**	**35%**	**35%**	**35%**	**35%**	**35%**
Income tax expense (benefit)	8	(22)	(14)	31	(22)	9
Net income (loss)	$ 23	$ (41)	$ (17)	$ 94	$ (41)	$ 53
Effective rate	**25%**	**(35%)**	**(45%)**	**25%**	**(35%)**	**15%**

- **The effective tax rate was 45% in Q1 2013 due to the impact of the FHLB restructuring. This will also lower the effective tax rate for the full year.**



Effective Tax Rate
30%
25%
20%
15%
10%
5%
0%
22%
25%
15%
2011
2012
2013 Annualized

NATIONAL PENN

Strength of the Balance Sheet is Evident by Capital Ratios and "Excess" Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
10.80%
14.19%
17.80%
10.79%
14.17%
16.67%
Q4 2012
Q1 2013
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess" Capital
$500
$450
$400
$350
$300
$250
$200
$150
$100
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at December 31, 2012 in Excess of "Well Capitalized" + 250bp
Capital at March 31, 2013 in Excess of "Well Capitalized" + 250bp



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
14.17%
11.05%
Q1 2013
Peer Mean*

* Peer mean as of 12/31/12. Refer to appendix for listing of peers.

NATIONAL PENN

Building Long-Term Shareholder Value

2013 Strategic Objectives


Utilize Strength of Balance Sheet as a Competitive Advantage
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Enhance Long-Term Shareholder Value
Effectively Manage Substantial Capital Base

APPENDIX

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 12/31/12 ($billions)
Bancorp South, Inc.	BXS	$13.4
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.1
First Niagara Financial Group, Inc.	FNFG	36.8
FirstMerit Corporation	FMER	14.9
Fulton Financial Corporation	FULT	16.5
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.5
Susquehanna Bancshares, Inc.	SUSQ	18.0
Trustmark Corporation	TRMK	9.8
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.5

* Note: Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Strategic FHLB Borrowings Restructuring
Completed February 8, 2013

Initial Restructuring (8/13/12):	$400 million
Weighted Average Maturity	5 years
Weighted Average Fixed-Rate	4.59%
NIM Impact	10 bps
Completed Restructuring (2/8/13):	
Restructuring Charge (after tax)	$42 million
Per Share	$0.29
Additional NIM Impact	~15 bps

NATIONAL PENN

NPBC Trust Preferred Redemption

Redeemed March 7, 2013

Formerly Nasdaq: NPBCO	
Issued	$65.2 million
Preferred Dividend	7.85%
Impact of Redemption:	
Gain on Redemption – After-tax per share	($0.01/share)
NIM Impact	~6 bps

NATIONAL PENN

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Net income (loss)	$ 0.17	$ 0.15	$ 0.17	$ 0.17	$ (0.12)
After-tax adjustments:					
Unrealized FV gain on subordinated debentures*	(0.01)	-	-	-	(0.01)
Loss on debt extinguishment**	-	-	-	-	0.29
Adjusted net income	$ 0.16	$ 0.15	$ 0.17	$ 0.17	$ 0.16

($millions)

Adjusted Return on Average Assets	FY 2012	Q1 2013
Net income (loss)	$ 98.9	$ (17.4)
After-tax adjustments:		
Unrealized FV gain on subordinated debentures*	(0.4)	(1.4)
Loss on debt extinguishment**		42.2
Adjusted net income	$ 98.5	$ 23.4
Average Assets	$ 8,424.3	$ 8,298.8
Adjusted ROAA	1.17%	1.14%

*TruPS redemption.

**FHLB repayment.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Core Non-Interest Income	FY 2012	Q1 2013
Banking - deposits	$34,377	$ 8,221
Wealth	24,629	6,831
Insurance	12,858	3,267
Banking - mortgages	7,640	1,855
Banking - other	16,074	3,287
Subtotal - core non-interest income	$95,558	$23,441
Net gains on FV changes of subordinated debentures*	683	2,111
Net (losses) gains on investment securities	(273)	25
Total non-interest income	$95,968	$25,577

($000s)

Efficiency Ratio	Q1 2012	Q4 2012	Q1 2013
Non-interest expense	$ 52,440	$52,262	$117,322
Less:			
Loss on debt extinguishment**	-	-	64,888
Operating expenses	$ 52,440	$52,262	$ 52,434
Net interest income (taxable equivalent)	$ 68,645	$67,909	$ 66,015
Non-interest income	24,241	24,506	25,577
Less:			
Net gains (losses) on FV changes of subordinated debentures*	1,645	(253)	2,111
Net gains on investment securities	-	4	25
Adjusted revenue	$ 91,241	$92,664	$ 89,456
Efficiency Ratio	57.47%	56.40%	58.61%

*TruPS redemption.

**FHLB repayment.

NATIONAL PENN